NSF/ANSI STANDARD 18
Manual Food and Beverage Dispensing Equipment

K-TEC

1206 SOUTH 1680 WEST
OREM, UT 84058
801-222-0888

Facility : OREM, UT

COMPONENTS:

Flow Sensor for Blender Dispenser
    S01-307

"Megablender" Automatic Blender
    MB1
    MB2

Automatic Dispenser
    D-4
    D-8

Self-Serve Blender-Dispenser
    S01A